EXHIBIT 10.2

                              Consent of Accountant


                             BARRY L. FRIEDMAN, P.C.
                           Certified Public Accountant


                     1582 Tulita DriveOffice (702) 361-8414
                  Las Vegas, Nevada 89123Fax No. (702) 896-0278



                                 April 28, 2000

                             To Whom It May Concern:

The firm of Barry L. Friedman, P.C., Certified Public Accountant consents to the inclusion of my report of April 28, 2000, on the Financial Statements of Medina Coffee, Inc. as of March 31, 2000, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.

                                Very truly yours,

                             /s/Barry L. Friedman/s/
                         -------------------------------
                                Barry L. Friedman
                           Certified Public Accountant